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                                                           EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


September 28, 1998

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, dated December 3, 1996.


                                       ARTHUR ANDERSEN LLP